UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2006

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10253	41-1591444
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices)

(612) 661-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On February 3, 2006, TCF Financial Corporation (“TCF” or the “Company”) approved changes to the TCF Employees Stock Purchase Plan, the TCF Cash Balance Pension Plan and related supplemental plans effective April 1, 2006.  As a result of these changes, employer matching contributions for the TCF Employees Stock Purchase Plan (“Qualified Plan”) will be increased from 50% to 75% for the first 6% of pay contributed by employees with five to nine years of service, and from 50% to 100% of the first 6% of pay contributed by employees with ten or more years of service.  Pay credits in the Cash Balance Pension Plan will be discontinued effective March 31, 2006, however interest credits will continue to be paid until participants withdraw their money. All unvested participants in the TCF Cash Balance Pension Plan will be vested on March 31, 2006.

The TCF Employees Stock Purchase Plan – Supplemental Plan (“Supplemental Plan”) was revised to 1.) expand the group of employees eligible to participate 2.) to allow eligible employees to contribute to a deferred compensation plan once again and 3.) to allow eligible employees to contribute to the Supplemental Plan in lieu of the Qualified Plan, to the extent contributions to the Qualified Plan are limited.  These changes restore the non-qualified deferred compensation opportunity that was discontinued in 2005 as a result of new tax laws and provide flexibility for the Company to continue this plan.  A copy of the Supplemental Plan, as revised, is attached hereto as Exhibit 10(j)-2 and is hereby incorporated by reference.

The 2005 Cash Balance Pension Plan SERP (the “Pension SERP”) was revised to discontinue pay credits effective March 31, 2005, as a result of changes made to the Cash Balance Pension Plan.  A copy of the Pension SERP, as revised, is attached hereto as Exhibit 10(u)-1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c)          Exhibits.

Exhibit No.	Description

10(j)-2	TCF Employees Stock Purchase Plan – Supplemental Plan as amended and restated through February 3, 2006

10(u)-1	Amendment to TCF 2005 Cash Balance Pension Plan SERP as amended through February 3, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Lynn A. Nagorske
Lynn A. Nagorske, Chief Executive Officer and Director

/s/ Neil W. Brown
Neil W. Brown, President and Chief Financial Officer (Principal Financial Officer)

/s/ David M. Stautz
David M. Stautz, Senior Vice President, Controller and Assistant Treasurer (Principal Accounting Officer)

Dated:   February 9, 2006

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